Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2023	2022	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$14,987	$15,124	$(137)	(0.9)%
International Package	4,543	4,876	(333)	(6.8)%
Supply Chain Solutions	3,395	4,378	(983)	(22.5)%
Total revenue	22,925	24,378	(1,453)	(6.0)%

Operating expenses:
U.S. Domestic Package	13,521	13,462	59	0.4%
International Package	3,715	3,760	(45)	(1.2)%
Supply Chain Solutions	3,148	3,905	(757)	(19.4)%
Total operating expenses	20,384	21,127	(743)	(3.5)%

Operating profit:
U.S. Domestic Package	1,466	1,662	(196)	(11.8)%
International Package	828	1,116	(288)	(25.8)%
Supply Chain Solutions	247	473	(226)	(47.8)%
Total operating profit	2,541	3,251	(710)	(21.8)%

Other income (expense):
Other pension income (expense)	66	331	(265)	(80.1)%
Investment income (expense) and other	103	(16)	119	N/A
Interest expense	(188)	(174)	(14)	8.0%
Total other income (expense)	(19)	141	(160)	N/A

Income before income taxes	2,522	3,392	(870)	(25.6)%

Income tax expense	627	730	(103)	(14.1)%

Net income	$1,895	$2,662	$(767)	(28.8)%

Net income as a percentage of revenue	8.3%	10.9%

Per share amounts:
Basic earnings per share	$2.20	$3.05	$(0.85)	(27.9)%
Diluted earnings per share	$2.19	$3.03	$(0.84)	(27.7)%

Weighted-average shares outstanding:
Basic	862	874	(12)	(1.4)%
Diluted	865	879	(14)	(1.6)%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$1,488	$1,705	$(217)	(12.7)%
International Package	806	1,120	(314)	(28.0)%
Supply Chain Solutions	258	481	(223)	(46.4)%
Total operating profit	2,552	3,306	(754)	(22.8)%

Total other income (expense)	$(19)	$108	$(127)	N/A
Income before income taxes	$2,533	$3,414	$(881)	(25.8)%
Net income	$1,904	$2,681	$(777)	(29.0)%

Basic earnings per share	$2.21	$3.07	$(0.86)	(28.0)%
Diluted earnings per share	$2.20	$3.05	$(0.85)	(27.9)%

(1) See Non-GAAP schedules for reconciliation of adjustments.

.
Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2023	2022	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,461	$2,594	$(133)	(5.1)%
Deferred	1,194	1,420	(226)	(15.9)%
Ground	11,332	11,110	222	2.0%
Total U.S. Domestic Package	14,987	15,124	(137)	(0.9)%
International Package:
Domestic	794	851	(57)	(6.7)%
Export	3,552	3,778	(226)	(6.0)%
Cargo and Other	197	247	(50)	(20.2)%
Total International Package	4,543	4,876	(333)	(6.8)%
Supply Chain Solutions:
Forwarding	1,514	2,589	(1,075)	(41.5)%
Logistics	1,410	1,251	159	12.7%
Other	471	538	(67)	(12.5)%
Total Supply Chain Solutions	3,395	4,378	(983)	(22.5)%
Consolidated	$22,925	$24,378	$(1,453)	(6.0)%

Consolidated volume (in millions)	1,407	1,490	(83)	(5.5)%

Operating weekdays	64	64	—	0.0%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,737	1,945	(208)	(10.7)%
Deferred	1,139	1,509	(370)	(24.5)%
Ground	15,796	16,287	(491)	(3.0)%
Total U.S. Domestic Package	18,672	19,741	(1,069)	(5.4)%
International Package:
Domestic	1,635	1,806	(171)	(9.5)%
Export	1,682	1,731	(49)	(2.8)%
Total International Package	3,317	3,537	(220)	(6.2)%
Consolidated	21,989	23,278	(1,289)	(5.5)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$22.14	$20.84	$1.30	6.2%
Deferred	16.38	14.70	1.68	11.4%
Ground	11.21	10.66	0.55	5.2%
Total U.S. Domestic Package	12.54	11.97	0.57	4.8%
International Package:
Domestic	7.59	7.36	0.23	3.1%
Export	33.00	34.10	(1.10)	(3.2)%
Total International Package	20.47	20.45	0.02	0.1%
Consolidated	$13.74	$13.26	$0.48	3.6%

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Operating Expenses - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2023	2022	Change	% Change
(in millions)
Compensation and benefits	$11,462	$11,601	$(139)	(1.2)%
Repairs and maintenance	725	701	24	3.4%
Depreciation and amortization	834	764	70	9.2%
Purchased transportation	3,543	4,607	(1,064)	(23.1)%
Fuel	1,271	1,220	51	4.2%
Other occupancy	551	501	50	10.0%
Other expenses	1,998	1,733	265	15.3%
Total operating expenses	$20,384	$21,127	$(743)	(3.5)%

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets
March 31, 2023 (unaudited) and December 31, 2022

	March 31, 2023	December 31, 2022
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$6,190	$5,602
Marketable securities	3,208	1,993
Accounts receivable	10,448	12,729
Less: Allowance for credit losses	(149)	(146)
Accounts receivable, net	10,299	12,583
Other current assets	2,028	2,039
Total Current Assets	21,725	22,217
Property, Plant and Equipment, Net	34,995	34,719
Operating Lease Right-Of-Use Assets	4,089	3,755
Goodwill	4,249	4,223
Intangible Assets, Net	2,811	2,796
Deferred Income Tax Assets	155	139
Other Non-Current Assets	4,165	3,275
Total Assets	$72,189	$71,124

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$2,332	$2,341
Current maturities of operating leases	668	621
Accounts payable	6,302	7,515
Accrued wages and withholdings	3,012	4,049
Self-insurance reserves	1,069	1,069
Accrued group welfare and retirement plan contributions	1,196	1,078
Other current liabilities	1,683	1,467
Total Current Liabilities	16,262	18,140
Long-Term Debt and Finance Leases	19,856	17,321
Non-Current Operating Leases	3,539	3,238
Pension and Postretirement Benefit Obligations	4,602	4,807
Deferred Income Tax Liabilities	4,345	4,302
Other Non-Current Liabilities	3,532	3,513

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	—	—
Retained earnings	21,510	21,326
Accumulated other comprehensive loss	(1,481)	(1,549)
Deferred compensation obligations	9	13
Less: Treasury stock	(9)	(13)
Total Equity for Controlling Interests	20,038	19,786
Noncontrolling interests	15	17
Total Shareowners' Equity	20,053	19,803
Total Liabilities and Shareowners' Equity	$72,189	$71,124

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Three Months Ended
	March 31
	2023	2022
Cash Flows From Operating Activities:
Net income	$1,895	$2,662
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	834	764
Pension and postretirement benefit expense	243	201
Pension and postretirement benefit contributions	(1,277)	(45)
Self-insurance reserves	(20)	(45)
Deferred tax (benefit) expense	56	209
Stock compensation expense	126	386
Other (gains) losses	(13)	44
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	2,254	1,227
Other assets	62	7
Accounts payable	(1,668)	(743)
Accrued wages and withholdings	(508)	(343)
Other liabilities	405	173
Other operating activities	(32)	(17)
Net cash from operating activities	2,357	4,480

Cash Flows From Investing Activities:
Capital expenditures	(609)	(548)
Proceeds from disposal of businesses, property, plant and equipment	5	—
Purchases of marketable securities	(2,371)	(68)
Sales and maturities of marketable securities	1,179	60
Acquisitions, net of cash acquired	(34)	1
Other investing activities	17	(17)
Net cash used in investing activities	(1,813)	(572)

Cash Flows From Financing Activities:
Net change in short-term debt	—	—
Proceeds from long-term borrowings	2,503	—
Repayments of long-term borrowings	(65)	(18)
Purchases of common stock	(751)	(254)
Issuances of common stock	49	67
Dividends	(1,348)	(1,284)
Other financing activities	(384)	(481)
Net cash from (used in) financing activities	4	(1,970)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	40	15

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	588	1,953

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	5,602	10,255
End of period	$6,190	$12,208

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions)	Three Months Ended
	March 31
	2023	2022
Cash flows from operating activities	$2,357	$4,480
Capital expenditures	(609)	(548)
Proceeds from disposals of property, plant and equipment	5	—
Other investing activities	17	(17)
Free Cash Flow (Non-GAAP measure)	$1,770	$3,915

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Adjusted Debt to Adjusted EBITDA (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1) Ended	TTM(1) Ended
	March 31, 2023	March 31, 2022
Net income	$10,781	$10,760
Add back:
Income tax expense	3,174	3,023
Interest expense	718	691
Depreciation & amortization	3,258	2,995
EBITDA	17,931	17,469
Add back (deduct):
Incentive compensation program redesign	505	—
Transformation and other	134	205
Defined benefit plan (gains) and losses	(1,028)	(15)
Investment income and other pension income	(1,261)	(1,163)
Adjusted EBITDA	$16,281	$16,496

Debt and finance leases, including current maturities	$22,188	$21,881
Add back:
Non-current pension and postretirement benefit obligations	4,602	8,203
Adjusted total debt	$26,790	$30,084

Adjusted total debt/Net income	2.48	2.80

Adjusted total debt/adjusted EBITDA (Non-GAAP)	1.65	1.82

(1) Trailing twelve months.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Adjusted Return on Invested Capital (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1) Ended	TTM(1) Ended
	March 31, 2023	March 31, 2022
Net income	$10,781	$10,760
Add back (deduct):
Income tax expense	3,174	3,023
Interest expense	718	691
Other pension (income) expense	(1,986)	(1,185)
Investment (income) expense and other	(303)	7
Operating profit	$12,384	$13,296
Incentive compensation program redesign	505	—
Long-lived asset estimated residual value changes	76	—
Transformation and other	$134	$205
Adjusted operating profit	$13,099	$13,501

Average debt and finance leases, including current maturities	$22,035	$22,804
Average pension and postretirement benefit obligations	6,403	8,899
Average shareowners' equity	17,744	11,297
Average invested capital	$46,182	$42,999

Net income to average invested capital	23.3%	25.0%

Adjusted Return on Invested Capital (Non-GAAP)	28.4%	31.4%

(1) Trailing twelve months.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Three Months Ended March 31,
(in millions, except per share data)	2023			2022
	As Reported (GAAP)	Transformation & Other Adj.(1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Pension Adj.(2)	Transformation & Other Adj.(3)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)

U.S. Domestic Package	$13,521	$22	$13,499	$13,462	$—	$43	$13,419	0.4%	0.6%
International Package	3,715	(22)	3,737	3,760	—	4	3,756	(1.2)%	(0.5)%
Supply Chain Solutions	3,148	11	3,137	3,905	—	8	3,897	(19.4)%	(19.5)%
Operating expense	20,384	11	20,373	21,127	—	55	21,072	(3.5)%	(3.3)%

U.S. Domestic Package	$1,466	$22	$1,488	$1,662	$—	$43	$1,705	(11.8)%	(12.7)%
International Package	828	(22)	806	1,116	—	4	1,120	(25.8)%	(28.0)%
Supply Chain Solutions	247	11	258	473	—	8	481	(47.8)%	(46.4)%
Operating Profit	2,541	11	2,552	3,251	—	55	3,306	(21.8)%	(22.8)%
Other Income and (Expense):
Other pension income (expense)	66	—	66	331	(33)	—	298	(80.1)%	(77.9)%
Investment income (expense) and other	103	—	103	(16)	—	—	(16)	N/A	N/A
Interest expense	(188)	—	(188)	(174)	—	—	(174)	8.0%	8.0%
Total Other Income (Expense)	$(19)	$—	$(19)	$141	$(33)	$—	$108	N/A	N/A
Income Before Income Taxes	2,522	11	2,533	3,392	(33)	55	3,414	(25.6)%	(25.8)%
Income Tax Expense	627	2	629	730	(9)	12	733	(14.1)%	(14.2)%
Net Income	$1,895	$9	$1,904	$2,662	$(24)	$43	$2,681	(28.8)%	(29.0)%

Basic Earnings Per Share	$2.20	$0.01	$2.21	$3.05	$(0.03)	$0.05	$3.07	(27.9)%	(28.0)%

Diluted Earnings Per Share	$2.19	$0.01	$2.20	$3.03	$(0.03)	$0.05	$3.05	(27.7)%	(27.9)%

Weighted-average shares outstanding:
Basic	862			874
Diluted	865			879

(1) Reflects a goodwill impairment charge of $8 million within Supply Chain Solutions and other costs of $15 million, partially offset by a reduction in other employee benefits costs of $12 million.
(2) Represents the impact of curtailment of benefits effective December 31, 2023, for the Canada LTD Retirement Plan.
(3) Reflects other employee benefits costs of $33 million and other costs of $22 million.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency - First Quarter
(unaudited)

Reconciliation of Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Three Months Ended				Currency
	March 31				Neutral
(in millions, except per piece data)	(GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.59	$7.36	3.1%	$0.52	$8.11	10.2%
Export	33.00	34.10	(3.2)%	0.95	33.95	(0.4)%
Total International Package	$20.47	$20.45	0.1%	$0.75	$21.22	3.8%
Consolidated	$13.74	$13.26	3.6%	$0.11	$13.85	4.4%

	Three Months Ended				Currency
	March 31				Neutral
	(GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
Revenue (in millions):
U.S. Domestic Package	$14,987	$15,124	(0.9)%	$—	$14,987	(0.9)%
International Package	4,543	4,876	(6.8)%	161	4,704	(3.5)%
Supply Chain Solutions	3,395	4,378	(22.5)%	50	3,445	(21.3)%
Total revenue	$22,925	$24,378	(6.0)%	$211	$23,136	(5.1)%

	Three Months Ended				Currency
	March 31				Neutral
	(Non-GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
As Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$1,488	$1,705	(12.7)%	$—	$1,488	(12.7)%
International Package	806	1,120	(28.0)%	51	857	(23.5)%
Supply Chain Solutions	258	481	(46.4)%	(5)	253	(47.4)%
Total operating profit	$2,552	$3,306	(22.8)%	$46	$2,598	(21.4)%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences.
(2) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Aircraft Fleet - As of March 31, 2023
(unaudited)

Description	Owned and Finance Leases	Operating Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	72	—	27	—
Boeing 767-300BCF	6	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11(1)	40	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	28	—	2	—
Other	—	286	—	—
Total	290	286	29	—

(1) Five of the MD-11 aircraft shown above are expected to be retired from operational use during 2023.

Prior year amounts may have been reclassified to conform to the current year presentation.